NeoPhotonics Reports Fourth Quarter and Fiscal Year 2020 Financial Results

•Revenue growth to $371.2 million for FY2020; $68.2 million in the fourth quarter
•Increased diversification with four 10% or greater customers in the fourth quarter
•Record cash and cash equivalents, short term investments and restricted cash at $123 million

SAN JOSE, Calif. — February 25, 2021 - NeoPhotonics Corporation (NYSE: NPTN), a leading developer of silicon photonics and advanced hybrid photonic integrated circuit-based lasers, modules and subsystems for bandwidth-intensive, high speed communications networks, today announced financial results for its fourth quarter and fiscal year ended December 31, 2020.

“2020 was a strong and dynamic year for NeoPhotonics, with accelerating market adoption and deployment of our industry leading ultra-pure light tunable lasers, high bandwidth receiver and modulator solutions for the highest speed over distance interconnects,” said Tim Jenks, NeoPhotonics CEO. “With our current rollout of 400ZR and 400ZR+ coherent modules for Cloud Data Center interconnects, we look forward to accelerating growth. I am proud of our team and what they accomplished in a challenging year,” concluded Mr. Jenks.

Fourth Quarter 2020 Summary

•Revenue was $68.2 million, down 33% quarter-over-quarter and 34% year-over-year
•Gross margin was 22.7%, down from 23.8% in the prior quarter
•Non-GAAP gross margin was 24.7%, down from 33.6% in the prior quarter
•Net loss per share was $0.23, compared to net loss of $0.10 per share in the prior quarter
•Non-GAAP net loss per share was $0.14, compared to Non-GAAP net income of $0.11 per share in the prior quarter
•Cash generated from operations was $5.4 million, compared to $15.0 million in the prior quarter
•Adjusted EBITDA was negative $4.5 million, down from positive $13.1 million in the prior quarter

Non-GAAP results in the fourth quarter of 2020 exclude a net gain of $2.1 million of legal settlements and advisory services, a gain of $1.0 million on the sale of assets, and expenses of $3.3 million of stock-based compensation, $0.7 million of accelerated depreciation and restructuring, and approximately $0.2 million of amortization of acquisition related intangibles. A reconciliation of the non-GAAP and Adjusted EBITDA financial measures to the most directly comparable GAAP financial measures is provided in the financial schedules portion at the end of this press release.

Full Year 2020 Summary

•Revenue in 2020 was $371.2 million, compared to $356.8 million in 2019
•Gross margin was 27.8%, compared to 24.9% in 2019
•Non-GAAP gross margin was 31.3%, compared to 27.3% in 2019
•Diluted net loss per share was $0.09, compared to net loss of $0.36 per diluted share in 2019
•Non-GAAP diluted net income per share was $0.31, compared to net income of $0.01 per diluted share in 2019
•Cash generated from operations was $54.9 million, compared to $34.7 million in 2019
•Adjusted EBITDA was $43.3 million, compared to $32.7 million in 2019

Non-GAAP results in 2020 exclude $12.3 million of stock-based compensation expense, $10.1 million for inventory write-downs, accelerated depreciation and restructuring expenses, $1.0 million of amortization of acquisition-related intangibles and other costs, net gain of $2.1 million of legal settlements and advisory services and a gain of $1.0 million on the sale of assets. A reconciliation of the non-GAAP and Adjusted EBITDA financial measures to the most directly comparable GAAP financial measures is provided in the financial schedules portion at the end of this press release.

As of December 31, 2020, cash and cash equivalents, short-term investments and restricted cash totaled $123.3 million.

Outlook for the Quarter Ending March 31, 2021

	GAAP	Non-GAAP
Revenue	$57 to $62 million
Gross Margin	16% to 20%	18 % to 22%
Operating Expenses	$25 to $26 million	$22 to $23 million
Earnings per share	($0.28) to ($0.18)	($0.20) to ($0.10)

The non-GAAP outlook for the first quarter of 2021 excludes the expected impact of stock-based compensation expense of approximately $3.3 million, of which $0.7 million is estimated for cost of goods sold, accelerated depreciation of $0.2 million and the impact of expected amortization of intangibles and other costs of approximately of $0.3 million.

Non-GAAP and Adjusted EBITDA Measures vs. GAAP Financial Measures

The Company’s non-GAAP and Adjusted EBITDA measures exclude certain GAAP financial measures. A reconciliation of the non-GAAP and Adjusted EBITDA financial measures to the most directly comparable GAAP financial measures is provided in the financial schedules portion at the end of this press release. These non-GAAP financial measures differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. NeoPhotonics believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Conference Call

The Company will host a conference call today, Thursday, February 25, 2021 at 5:00 P.M. Eastern Time (2:00 P.M. Pacific Time). The call will be available, live, to interested parties by dialing +1-800-437-2398. For international callers, please dial +1-929-477-0577. The Conference ID number is 6627222. Please dial into the conference call 5-10 minutes prior to the scheduled start time.

A live webcast will be available in the Investor Relations section of NeoPhotonics’ website at: http://ir.neophotonics.com/phoenix.zhtml?c=236218&p=irol-calendar.

A replay of the webcast will be available in the Investor Relations section of the Company’s website approximately two hours after the conclusion of the call and remain available for approximately 30 calendar days.

About NeoPhotonics

NeoPhotonics is a leading developer and manufacturer of lasers and optoelectronic solutions that transmit, receive and switch high-speed digital optical signals for Cloud and hyper-scale data center internet content provider and telecom networks. The Company’s products enable cost-effective, high-speed over distance data transmission and efficient allocation of bandwidth in optical networks. NeoPhotonics maintains headquarters in San Jose, California and ISO 9001:2015 certified engineering and manufacturing facilities in Silicon Valley (USA), Japan and China. For additional information visit www.neophotonics.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release includes statements that qualify as forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements about the following topics: future financial results, demand for the Company’s high-speed products, and the Company’s market position. Forward-looking statements are subject to certain risks and uncertainties that could cause the actual results to differ materially. Those risks and uncertainties include, but are not limited to, such factors as: the Company’s reliance on a small number of customers for a substantial portion of its revenues; market growth in key countries; possible reduction in or volatility of customer orders or delays in shipments of products to customers; timing of customer drawdowns of vendor-managed inventory; potential governmental trade actions; possible disruptions in the supply chain or in demand for the Company’s products due to industry developments; the ability of the Company's vendors and subcontractors to supply or manufacture the Company's products in a timely manner; ability of the Company to meet customer demand; volatility in utilization of manufacturing operations and manufacturing costs; reductions in the Company’s rate of new design wins, and/or the rate at which design wins go into production, and the rate of customer acceptance of new product introductions; potential pricing pressure that may arise from changing conditions in the industry or negotiating leverage of buyers; the impact of any previous or future acquisitions or divestitures of assets and related product lines; the discontinuance or end of life of products; changes in demand for the Company's products; the impact of competitive products and pricing and alternative technological advances; the accuracy of estimates used to prepare the Company's financial statements and forecasts; the timely and successful development and market acceptance of new products and upgrades to existing products; the difficulty of predicting future cash needs; the nature of other investment opportunities available to the Company from time to time; the Company’s operating cash flow; changes in economic and industry projections; a decline in general conditions in the telecommunications equipment industry, the cloud and datacenter industry, or the world economy generally; and the effects of seasonality. For further discussion of these risks and uncertainties, please refer to the documents the Company files with the SEC from time to time, including the Company's Annual Reports on Form 10-K/A for the year ended December 31, 2019 and on Form 10-K for the year ended December 31, 2020. All forward-looking statements are made as of the date of this press release, and the Company disclaims any duty to update such statements.

NeoPhotonics Corporation
Condensed Consolidated Balance Sheets (Unaudited)
(In thousands)

	As of
	Dec. 31, 2020	Dec. 31, 2019

ASSETS
Current assets:
Cash and cash equivalents	$95,117	$70,467
Short-term investments	27,669	7,638
Restricted cash	489	10,972
Accounts receivable, net	45,232	68,890
Inventories	46,901	46,930
Prepaid expenses and other current assets	20,173	25,851
Total current assets	235,581	230,748
Property, plant and equipment, net	66,765	81,133
Operating lease right-of-use assets	13,823	15,603
Purchased intangible assets, net	1,468	2,151
Goodwill	1,115	1,115
Other long-term assets	4,912	3,929
Total assets	$323,664	$334,679

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$43,539	$58,554
Current portion of long-term debt	3,232	3,044
Accrued and other current liabilities	42,053	47,481
Total current liabilities	88,824	109,079
Long-term debt, net of current portion	30,327	39,237
Operating lease liabilities, noncurrent	14,522	16,543
Other noncurrent liabilities	9,584	9,614
Total liabilities	143,257	174,473

Stockholders’ equity:
Common stock	126	121
Additional paid-in capital	597,460	582,504
Accumulated other comprehensive loss	1,735	(7,871)
Accumulated deficit	(418,914)	(414,548)
Total stockholders’ equity	180,407	160,206
Total liabilities and stockholders’ equity	$323,664	$334,679

NeoPhotonics Corporation
Condensed Consolidated Statements of Operations (Unaudited)
(In thousands, except percentages and per share data)

	Three Months Ended			Twelve Months Ended
	Dec. 31, 2020	Sep. 30, 2020	Dec. 31, 2019	Dec. 31, 2020	Dec. 31, 2019
Revenue	$68,193	$102,398	$103,356	$371,163	$356,804
Cost of goods sold (1)	52,743	77,994	72,154	268,081	267,991
Gross profit	15,450	24,404	31,202	103,082	88,813
Gross margin	22.7%	23.8%	30.2%	27.8%	24.9%
Operating expenses:
Research and development (1)	15,251	15,276	15,470	56,100	57,634
Sales and marketing (1)	3,999	3,692	4,030	15,629	16,088
General and administrative (1)	7,219	7,758	7,429	30,569	29,759
Amortization of purchased intangible assets	—	—	—	—	119
Acquisition and asset sale related costs	875	87	9	1,094	397
Restructuring charges	15	141	—	156	261
Litigation Settlement	(2,988)	—	—	(2,988)	—
Gain on asset sale	(1,044)	—	(86)	(1,044)	(903)
Total operating expenses	23,327	26,954	26,852	99,516	103,355
Income (loss) from operations	(7,877)	(2,550)	4,350	3,566	(14,542)
Interest income	41	21	83	182	376
Interest expense	(240)	(263)	(447)	(1,182)	(1,919)
Other income (expense), net	(3,416)	(3,317)	(1,810)	(5,730)	642
Total interest and other income (expense), net	(3,615)	(3,559)	(2,174)	(6,730)	(901)
Income (loss) before income taxes	(11,492)	(6,109)	2,176	(3,164)	(15,443)
Income tax (provision) benefit	(3)	1,206	(107)	(1,202)	(1,633)
Net income (loss)	$(11,495)	$(4,903)	$2,069	$(4,366)	$(17,076)
Basic net income (loss) per share	$(0.23)	$(0.10)	$0.04	$(0.09)	$(0.36)
Diluted net income (loss) per share	$(0.23)	$(0.10)	$0.04	$(0.09)	$(0.36)
Weighted average shares used to compute basic net income (loss) per share	50,256	49,936	48,358	49,474	47,304
Weighted average shares used to compute diluted net income (loss) per share	50,256	49,936	50,238	49,474	47,304

(1) Includes stock-based compensation expense as follows for the periods presented:
Cost of goods sold	$540	$607	$593	$2,305	$2,244
Research and development	862	748	755	3,367	3,138
Sales and marketing	570	565	559	2,403	2,411
General and administrative	1,287	853	1,255	4,262	4,663
Total stock-based compensation expense	$3,259	$2,773	$3,162	$12,337	$12,456

NeoPhotonics Corporation
Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited)
(In thousands, except percentages and per share data)

	Three Months Ended			Twelve Months Ended
	Dec. 31, 2020	Sep. 30, 2020	Dec. 31, 2019	Dec. 31, 2020	Dec. 31, 2019
NON-GAAP GROSS PROFIT:
GAAP gross profit	$15,450	$24,404	$31,202	$103,082	$88,813
Stock-based compensation expense	540	607	593	2,305	2,244
Amortization of purchased intangible assets	185	184	184	737	737
Depreciation of acquisition-related fixed asset step-up	(6)	(8)	(66)	(34)	(264)
End-of-life related inventory write-down	—	4,435	—	4,435	3,553
Accelerated depreciation	515	4,120	—	4,635	2,265
Restructuring charges	161	706	—	867	—
Non-GAAP gross profit	$16,845	$34,448	$31,913	$116,027	$97,348
Non-GAAP gross margin as a % of revenue	24.7%	33.6%	30.9%	31.3%	27.3%

NON-GAAP TOTAL OPERATING EXPENSES:
GAAP total operating expenses	$23,327	$26,954	$26,852	$99,516	$103,355
Stock-based compensation expense	(2,719)	(2,166)	(2,569)	(10,032)	(10,212)
Amortization of purchased intangible assets	—	—	—	—	(119)
Depreciation of acquisition-related fixed asset step-up	(28)	(28)	(67)	(113)	(266)
Acquisition and asset sale related costs	(875)	(87)	(9)	(1,094)	(397)
Restructuring charges	(15)	(141)	—	(156)	(261)
Litigation settlement	2,988	—	—	2,988	—
Gain on asset sale	1,044	—	86	1,044	903
Non-GAAP total operating expenses	$23,722	$24,532	$24,293	$92,153	$93,003
Non-GAAP total operating expenses as a % of revenue	34.8%	24.0%	23.5%	24.8%	26.1%

NON-GAAP OPERATING INCOME (LOSS):
GAAP income (loss) from operations	$(7,877)	$(2,550)	$4,350	$3,566	$(14,542)
Stock-based compensation expense	3,259	2,773	3,162	12,337	12,456
Amortization of purchased intangible assets	185	184	184	737	856
Depreciation of acquisition-related fixed asset step-up	22	20	1	79	2
Acquisition and asset sale related costs	875	87	9	1,094	397
End-of-life related inventory write-down	—	4,435	—	4,435	3,553
Accelerated depreciation	515	4,120	—	4,635	2,265
Restructuring charges	176	847	—	1,023	261
Litigation settlement	(2,988)	—	—	(2,988)	—
Gain on asset sale	(1,044)	—	(86)	(1,044)	(903)
Non-GAAP income (loss) from operations	$(6,877)	$9,916	$7,620	$23,874	$4,345
Non-GAAP operating margin as a % of revenue	(10.1)%	9.7%	7.4%	6.4%	1.2%

NeoPhotonics Corporation
Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited) (Continued)
(In thousands, except percentages and per share data)

	Three Months Ended			Twelve Months Ended
	Dec. 31, 2020	Sep. 30, 2020	Dec. 31, 2019	Dec. 31, 2020	Dec. 31, 2019
NON-GAAP NET INCOME (LOSS):
GAAP net income (loss)	$(11,495)	$(4,903)	$2,069	$(4,366)	$(17,076)
Stock-based compensation expense	3,259	2,773	3,162	12,337	12,456
Amortization of purchased intangible assets	185	184	184	737	856
Depreciation of acquisition-related fixed asset step-up	22	20	1	79	2
Acquisition and asset sale related costs	875	87	9	1,094	397
End-of-life related inventory write-down	—	4,435	—	4,435	3,553
Accelerated depreciation	515	4,120	—	4,635	2,265
Restructuring charges	176	847	—	1,023	261
Litigation settlement	(2,988)	—	—	(2,988)	—
Gain on asset sale	(1,044)	—	(86)	(1,044)	(903)
Income tax effect of Non-GAAP adjustments	3,255	(1,327)	(82)	794	(1,368)
Non-GAAP net income (loss)	$(7,240)	$6,236	$5,257	$16,736	$443
Non-GAAP net income (loss) as a % of revenue	(10.6)%	6.1%	5.1%	4.5%	0.1%

ADJUSTED EBITDA:
GAAP net income (loss)	$(11,495)	$(4,903)	$2,069	$(4,366)	$(17,076)
Stock-based compensation expense	3,259	2,773	3,162	12,337	12,456
Amortization of purchased intangible assets	185	184	184	737	856
Depreciation of acquisition-related fixed asset step-up	22	20	1	79	2
Acquisition and asset sale related costs	875	87	9	1,094	397
End-of-life related inventory write-down	—	4,435	—	4,435	3,553
Accelerated depreciation	515	4,120	—	4,635	2,265
Restructuring charges	176	847	—	1,023	261
Litigation settlement	(2,988)	—	—	(2,988)	—
Gain on asset sale	(1,044)	—	(86)	(1,044)	(903)
Interest expense, net	199	242	364	1,000	1,543
Income tax provision (benefit)	3	(1,206)	107	1,202	1,633
Depreciation expense	5,831	6,479	6,647	25,197	27,665
Adjusted EBITDA	$(4,462)	$13,078	$12,457	$43,341	$32,652
Adjusted EBITDA as a % of revenue	(6.5)%	12.8%	12.1%	11.7%	9.2%

BASIC AND DILUTED NET INCOME (LOSS) PER SHARE:
GAAP basic net income (loss) per share	$(0.23)	$(0.10)	$0.04	$(0.09)	$(0.36)
GAAP diluted net income (loss) per share	$(0.23)	$(0.10)	$0.04	$(0.09)	$(0.36)
Non-GAAP basic net income (loss) per share	$(0.14)	$0.12	$0.11	$0.34	$0.01
Non-GAAP diluted net income (loss) per share	$(0.14)	$0.11	$0.10	$0.31	$0.01

SHARES USED TO COMPUTE GAAP AND NON-GAAP BASIC NET INCOME (LOSS) PER SHARE	50,256	49,936	48,358	49,474	47,304
SHARES USED TO COMPUTE GAAP DILUTED NET INCOME (LOSS) PER SHARE	50,256	49,936	50,238	49,474	47,304
SHARES USED TO COMPUTE NON-GAAP DILUTED NET INCOME (LOSS) PER SHARE	50,256	54,385	52,277	53,872	50,631

©2021 NeoPhotonics Corporation. All rights reserved. NeoPhotonics and the red dot logo are trademarks of NeoPhotonics Corporation. All other marks are the property of their respective owners.
Contacts
NeoPhotonics Corporation
Beth Eby, Chief Financial Officer
+1-408-895-6086
ir@neophotonics.com

Sapphire Investor Relations, LLC
Erica Mannion, Investor Relations
+1-617-542-6180
ir@neophotonics.com